Exhibit 99.3

Stock Option Grant

ENERGY XXI GULF COAST, INC.

2016 LONG TERM INCENTIVE PLAN

NOTICE OF GRANT OF OPTION

Douglas E. Brooks

You have been awarded an option to purchase shares of common stock, par value $0.01 per share (“Stock”), of Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Company”), pursuant to the terms and conditions of the Energy XXI Gulf Coast, Inc. 2016 Long Term Incentive Plan (the “Plan”) and the Option Agreement attached hereto (together with this Notice of Grant, the “Agreement”). Capitalized terms not defined herein shall have the respective meanings specified in the Plan or the Agreement, as applicable.

Options:	You have been awarded a Nonstatutory Option to purchase from the Company 172,686 shares of Stock, subject to adjustment as provided in the Plan (the “Option”).

Grant Date:	April 17, 2017 (“Grant Date”)

Exercise Price:	$28.35, subject to adjustment as provided in the Plan.

Vesting Schedule:	Except as otherwise provided in the Plan, the Agreement or any other agreement between you and the Company, the Option shall vest and become exercisable as follows: (i) 33% of the shares of Stock subject to the Option on the Grant Date shall vest and become exercisable on the first anniversary of the Grant Date; (ii) 33% of the shares of Stock subject to the Option on the Grant Date shall vest and become exercisable on the second anniversary of the Grant Date; and (iii) the remaining 34% of the shares of Stock subject to the Option on the Grant Date shall vest and become exercisable on the third anniversary of the Grant Date, in each case provided you remain continuously in service with the Company through the applicable vesting date (each, a “Vesting Date”); provided, however, that upon a qualifying termination of employment in accordance with Section 4(b)(iv) of your Employment Agreement, the Option, to the extent it is then outstanding, shall become fully vested on such termination of employment and may thereafter be exercised by you until the expiration of the period set forth in Section 3(b)(ii) of the Agreement.

Change of Control:	In the event of a Change of Control, the Option, to the extent it is then outstanding, shall become fully vested and be subject to Section 8(e) of the Plan and, to the extent the Option remains outstanding after such Change of Control, the Option may thereafter be exercised by you until and including the Expiration Date.

Expiration Date:	Except to the extent earlier terminated pursuant to Section 3(b) of the Agreement or earlier exercised pursuant to Section 4 of the Agreement, the Option shall terminate at 5:00 p.m., U.S. Central time, on April 17, 2027.

ENERGY XXI GULF COAST, INC.

By:	/s/ Michael S. Reddin
Michael S. Reddin
Chairman of the Board

Acknowledgment, Acceptance and Agreement:

By accepting this Notice of Grant, I hereby acknowledge receipt of the Agreement and the Plan, accept the Option granted to me and agree to be bound by the terms and conditions of this Notice of Grant, the Agreement and the Plan.

By:	/s/ Douglas E. Brooks
Douglas E. Brooks

[Signature Page to Notice of Grant of Option for Doug Brooks Stock Option Grant]

ENERGY XXI GULF COAST, INC.

2016 LONG TERM INCENTIVE PLAN

OPTION AGREEMENT

This Agreement is made and entered into as of the Date of Grant set forth in the Notice of Grant of Option (“Notice of Grant”) by and between Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Company”), and you;

WHEREAS, the Company in order to induce you to enter into and to continue and dedicate service to the Company and to materially contribute to the success of the Company agrees to grant you this option award;

WHEREAS, the Company adopted the Energy XXI Gulf Coast, Inc. 2016 Long Term Incentive Plan, as it may be amended from time to time (the “Plan”), under which the Company is authorized to grant options to certain employees, directors and other service providers of the Company and certain Affiliates;

WHEREAS, a copy of the Plan has been furnished to you and shall be deemed a part of this Option Agreement (“Agreement”) as if fully set forth herein and the terms capitalized but not defined herein shall have the respective meanings set forth in the Plan or the Notice of Grant; and

WHEREAS, you desire to accept the option awarded pursuant to this Agreement.

NOW, THEREFORE, in consideration of and mutual covenants set forth herein and for other valuable consideration hereinafter set forth, the parties agree as follows:

1.          The Grant. Subject to the conditions set forth below, the Company hereby grants you, effective as of the Date of Grant set forth in the Notice of Grant, an option to purchase shares of Stock, in accordance with the terms and conditions set forth herein and in the Plan and the Notice of Grant (the “Option”).

2.          No Shareholder Rights. The Options granted pursuant to this Agreement do not and shall not entitle you to any rights of a holder of Stock prior to the date that the Options are exercised and shares of Stock pursuant to such Options are purchased and issued to you upon the exercise of such Option. You shall not be considered a stockholder of the Company with respect to any shares of Stock subject to the Option not so purchased and issued.

3.          Time and Manner of Exercise of Option.

(a)          Maximum Term of Option. In no event may the Option be exercised, in whole or in part, after the expiration date set forth in the Notice of Grant (the “Expiration Date”).

(b)          Vesting and Exercise of Option. The Option shall become vested and exercisable in accordance with the vesting schedule set forth in the Notice of Grant. The Option shall be vested and exercisable following a termination of your employment according to the following terms and conditions:

(i)          Termination of Employment due to Death or Disability. If your employment with the Company terminates by reason of your death or Disability, the Option, to the extent vested on the effective date of such termination of employment, may thereafter be exercised by you or your executor, administrator, legal representative, guardian or similar person until and including the earlier to occur of (i) the date that is one year after the date of termination of employment and (ii) the Expiration Date. Except to the extent the Option is vested and exercisable as of the date of your death or termination due to Disability, the Option shall terminate as of the date of your termination of employment.

(ii)         Termination by the Company Other than for Cause, Death or Disability or by You. If your employment with the Company is terminated (i) by the Company for any reason other than for Cause, death or Disability or (ii) by you by reason of your resignation from employment for any reason, the Option, to the extent vested on the effective date of such termination of employment, may thereafter be exercised by you until and including the earlier to occur of (i) the date that is ninety (90) days after the date of such termination of employment and (ii) the Expiration Date.

(iii)        Termination by the Company for Cause. If your employment with the Company terminates by reason of the Company’s termination of your employment for Cause, then the Option, regardless of whether vested, shall terminate immediately upon such termination of employment.

(c)          Definitions.

(i)          Cause. For purposes of this Option, “Cause” shall mean the occurrence of any one of the following, as determined by an express resolution of the independent members of the Board:

(1)         gross negligence or willful misconduct in the performance of, or your abuse of alcohol or drugs rendering you unable to perform, the material duties and services required for your position with the Company, which neglect or misconduct, if remediable, remains unremedied for twenty (20) days following written notice of such by the Company to you;

(2)         your conviction or plea of nolo contendere for any crime involving moral turpitude or a felony;

(3)         your commission of an act of embezzlement, deceit or fraud intended to result in personal and unauthorized enrichment of you at the expense of the Company or any of its Affiliates;

(4)         your (A) intentional material violation of the written policies of the Company or any of its Affiliates, (B) material breach of a material obligation of you to the Company pursuant to your duties and obligations under the Company’s Bylaws, or (C) material breach of a material obligation of you to the Company or any of its Affiliates pursuant to this Agreement or any award or other agreement between you and the Company or any of its Affiliates; or

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(5)         your failure to follow any lawful directive of the Chief Executive Officer, your direct or indirect supervisor or the Board or other refusal to perform your duties hereunder;

provided, however, that if you have an Employment Agreement (as defined in Section 28 hereof), the term “Cause” shall have the meaning set forth therein.

(ii)         Disability. For purpose of this Option, termination by reason of “Disability” shall mean your termination of employment as a result of your becoming incapacitated for a period of at least 180 days by accident, sickness or other circumstance that renders you mentally or physically incapable of performing your material duties for the Company; provided, however, that if you have an Employment Agreement, the term “Disability” shall have the meaning set forth therein.

4.          Method of Exercise. Subject to the limitations set forth in this Agreement, the Option, to the extent vested, may be exercised by you (a) by delivering to the Company an exercise notice in the form prescribed by the Company specifying the number of whole shares of Stock to be purchased and by accompanying such notice with payment therefor in full (or by arranging for such payment to the Company’s satisfaction) either (i) in cash, (ii) by delivery to the Company (either actual delivery or by attestation procedures established by the Company) of shares of Stock having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (iii) by authorizing the Company to withhold whole shares of Stock that would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (iv) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom you have submitted an irrevocable notice of exercise or (v) by a combination of subparagraphs (i), (ii) and (iii), and (b) by executing such documents as the Company may reasonably request. Any fraction of a share of Stock that would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by you. No certificate representing a share of Stock shall be issued or delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 6, have been paid.

5.          Leave of Absence. With respect to the Option, the Company may, in its sole discretion, determine that if you are on an approved leave of absence for any reason you will be considered to still be in the employ of, or providing services for, the Company, provided that rights to the Options during a leave of absence will be limited to the extent to which those rights were vested when the leave of absence began.

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6.          Payment of Taxes. The Company may require you to pay to the Company (or the Company’s Subsidiary if you are an employee of a Subsidiary of the Company) an amount the Company deems necessary or appropriate to satisfy its (or its Subsidiary’s) current or future obligation to withhold federal, state or local income or other taxes that you incur as a result of the Option. With respect to any tax withholding, you may (a) direct the Company to withhold from the shares of Stock to be issued to you under this Agreement the number of shares necessary to satisfy the Company’s obligation to withhold taxes, which determination will be based on the shares’ Fair Market Value at the time such determination is made; (b) deliver to the Company shares of Stock sufficient to satisfy the Company’s tax withholding obligations, based on the shares’ Fair Market Value at the time such determination is made; (c) deliver cash to the Company sufficient to satisfy its tax withholding obligations; (d) except as may be prohibited by applicable law, a cash payment by a broker-dealer acceptable to the Company to whom you have submitted an irrevocable notice of exercise or (e) satisfy such tax withholding through any combination of subparagraphs (a), (b) and (c). If you desire to elect to use the stock withholding option described in subparagraph (a), you must make the election at the time and in the manner the Company prescribes. If such tax obligations are satisfied under subparagraph (a) or (b), the maximum number of shares of Stock that may be so withheld or surrendered shall be the number of shares of Stock that have an aggregate Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, foreign and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment with respect to such Option. If you are not subject to Section 16 of the Exchange Act, the Company, in its discretion, may deny your request to satisfy its tax withholding obligations using a method described under subparagraph (a), (b), or (d). In the event the Company determines that the aggregate Fair Market Value of the shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then you must pay to the Company, in cash, the amount of that deficiency immediately upon the Company’s request.

7.          Compliance with Securities Law. Notwithstanding any provision of this Agreement to the contrary, the issuance of Stock will be subject to compliance with all applicable requirements of federal, state, or foreign law with respect to such securities and with the requirements of any stock exchange or market system upon which the Stock may then be listed. No Stock will be issued hereunder if such issuance would constitute a violation of any applicable federal, state, or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, Stock will not be issued hereunder unless (a) a registration statement under the Securities Act is, at the time of issuance, in effect with respect to the shares issued or (b) in the opinion of legal counsel to the Company, the shares issued may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. YOU ARE CAUTIONED THAT ISSUANCE OF STOCK UPON THE EXERCISE OF OPTIONS GRANTED PURSUANT TO THIS AGREEMENT MAY NOT OCCUR UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option will relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority has not been obtained. As a condition to any issuance hereunder, the Company may require you to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect to such compliance as may be requested by the Company. From time to time, the Board and appropriate officers of the Company are authorized to take the actions necessary and appropriate to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance.

8.          Adjustments. The terms of the Option, including the number, exercise price and type of shares subject to the Option, shall be subject to adjustment in accordance with Section 8 of the Plan.

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9.          Right of First Refusal. Stock acquired pursuant hereto is subject to the provisions of Section 9(b) of the Plan.

10.         Purchase Option. Stock acquired pursuant hereto is subject to the provisions of Section 9(c) of the Plan.

11.         Legends. The Company may at any time place legends referencing any restrictions imposed on the shares pursuant to this Agreement on all certificates representing shares issued with respect to this Option.

12.         Right of the Company and Subsidiaries to Terminate Services. Nothing in this Agreement confers upon you the right to continue in the employ of or performing services for the Company or any Subsidiary, or interferes in any way with the rights of the Company or any Subsidiary to terminate your employment or service relationship at any time.

13.         Furnish Information. You agree to furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirements imposed upon the Company by or under any applicable statute or regulation.

14.         No Liability for Good Faith Determinations. The Company and the members of the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to the Plan, this Agreement or the Options granted hereunder.

15.         Execution of Receipts and Releases. Any issuance or transfer of shares of Stock or other property to you, or to your legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such Persons hereunder. The Company may require you or your legal representative, heir, legatee or distributee, as a condition precedent to such issuance or transfer, to execute a release and receipt therefor in such form as it shall determine.

16.         No Guarantee of Interests. The Board and the Company do not guarantee the Stock of the Company from loss or depreciation.

17.         Company Records. Records of the Company or its Subsidiaries regarding your period of service, termination of service and the reason(s) therefor, and other matters shall be conclusive for all purposes hereunder, unless determined by the Company to be incorrect.

18.         Notice. All notices required or permitted under this Agreement must be in writing and personally delivered or sent by mail and shall be deemed to be delivered on the date on which it is actually received by the person to whom it is properly addressed or if earlier the date it is sent via certified United States mail.

19.         Waiver of Notice. Any person entitled to notice hereunder may waive such notice in writing.

20.         Successors. This Agreement shall be binding upon you, your legal representatives, heirs, legatees and distributees, and upon the Company, its successors and assigns.

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21.         Severability. If any provision of this Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and this Agreement shall be construed and enforced as if the illegal or invalid provision had never been included herein.

22.         Company Action. Any action required of the Company shall be by resolution of the Board, an authorized committee of the Board or by a person or entity authorized to act by resolution of the Board.

23.         Headings. The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

24.         Governing Law. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of Delaware, without giving any effect to any conflict of law provisions thereof, except to the extent Delaware state law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

25.         Consent to Texas Jurisdiction and Venue. You hereby consent and agree that state courts located in Harris County, Texas and the United States District Court for the Southern District of Texas each shall have personal jurisdiction and proper venue with respect to any dispute between you and the Company arising in connection with the Options or this Agreement. In any dispute with the Company, you will not raise, and you hereby expressly waive, any objection or defense to such jurisdiction as an inconvenient forum.

26.         Amendment. This Agreement may be amended the Board or by the Committee at any time (a) without your consent, so long as the amendment does not materially and adversely affect your rights under the Option, or (b) with your consent. For purposes of clarity, any adjustment made to the Option pursuant to Section 8 of the Plan will be deemed not to materially and adversely affect your rights under this Option.

27.         Clawback. This Agreement and your Option is subject to any written clawback policies of the Company. Any such policy may subject your Option and amounts paid or realized with respect to your Option to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including but not limited to an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the Securities and Exchange Commission and that the Company determines should apply to this Option.

28.         The Plan. This Agreement and the Notice of Grant are subject to all the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between any terms and conditions of this Agreement, the Notice of Grant, and the terms and provisions of an employment agreement, consulting agreement, severance or change in control agreement, if any, between you and the Company or any Subsidiary or other Affiliate (the “Employment Agreement”), the terms and conditions of the Employment Agreement shall be controlling. Taking into account the provisions of Section 6(a) of the Plan, if there is any conflict or inconsistency between the Plan and the Notice of Grant, this Agreement, or the Employment Agreement, then you acknowledge and agree that those terms of the Plan shall control and, if necessary, the applicable terms of the Notice of Grant, this Agreement, or the Employment Agreement shall be deemed amended so as to carry out the purpose and intent of the Plan.

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